                                                                EXHIBIT 99.18(a)



                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below hereby nominates, constitutes and appoints Arthur Zeikel and Gerald M. Richard (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all capacities, to make, execute and sign all amendments and supplements to the Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 of MERRILL LYNCH RETIREMENT BENEFIT INVESTMENT PROGRAM, INC. (doing business as MERRILL LYNCH BALANCED FUND FOR INVESTMENT AND RETIREMENT) (the "Fund"), and to file the same with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of common stock, par value $0.01 per share, of the Fund, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them, full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned Director himself might or could do.

     IN WITNESS WHEREOF, the undersigned Director has hereunto set his hands this 25 day of January, 1994.

                                    /s/ Robert R. Martin
                                    --------------------
                                    Robert R. Martin
                                    Director

                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 15th day of October 1985.

                              MERRILL LYNCH RETIREMENT BENEFIT
                              INVESTMENT PROGRAM, INC.


                              By:   /s/ Arthur Zeikel
                                    ---------------------------
                                    Arthur Zeikel,
                                    President

          Each person whose signature appears below hereby authorizes Arthur Zeikel, Gerald M. Richard and Robert Harris, or any of them, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including any pre-effective amendments and any post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below.


       Signature                 Title                   Date
       ---------                 -----                   ----

/s/ Arthur Zeikel            President and         October 15, 1995
------------------------     Director (Principal
Arthur Zeikel                Executive Officer)


/s/ Gerald M. Richard        Treasurer             October 15, 1995
------------------------     (Principal
Gerald M. Richard            Financial and
                             Accounting Officer)

/s/ Andre Perold             Director              October 15, 1995
------------------------                           (signatures continued)
Andre Perold


/s/ Robert Vandell           Director              October 15, 1995
------------------------
Robert Vandell


/s/ Kenneth Axelson          Director              October 15, 1995
------------------------
Kenneth Axelson

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro and State of New Jersey, on the 25 day of January, 1988.


                              MERRILL LYNCH RETIREMENT BENEFIT
                               INVESTMENT PROGRAM, INC.


                              By:   /s/ Robert Harris
                                    ------------------------
                                    Robert Harris, Secretary


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Arthur Zeikel, Robert Harris and Gerald M. Richard and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any and all Post-Effective Amendments in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


       Signature                  Title                       Date
       ---------                  -----                       ----

            *            President and Director          January 25, 1995
-----------------------  (Principal Executive Officer)
(Arthur Zeikel)

            *            Treasurer (Principal            January 25, 1995
-----------------------  Financial
(Gerald M. Richard)      and Accounting Officer)

            *            Director                        January 25, 1995
-----------------------
(Kenneth S. Axelson)

/s/ Herbert L. London    Director                        January 25, 1995
-----------------------
(Herbert L. London)

/s/ Joseph L. May        Director                        January 25, 1995
-----------------------
(Joseph L. May)

            *            Director                        January 25, 1995
-----------------------
(Andre F. Perold)


   *This Amendment has been signed by
   each of the persons so indicated by the
   undersigned as Attorney-in-fact.

   *By  /s/ Robert Harris
        ----------------------------------
     Robert Harris, Attorney-in-fact